UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2024

AgeX Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Marina Village Parkway

Suite 201

Alameda, California 94501

(Address of principal executive offices)

(510) 671-8370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 1, 2024, AgeX Therapeutics, Inc. (“AgeX”) drew $500,000 of its credit available under the Amended and Restated Secured Convertible Promissory Note (as amended, the “Secured Note”) with Juvenescence Limited (“Juvenescence”).

The Repayment Date on which the outstanding principal balance of the Secured Note will become due and payable shall be February 14, 2024. The other material terms of the Secured Note are summarized in AgeX’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 14, 2023.

Item 3.02 Unregistered Sales of Equity Securities.

On February 1, 2024, AgeX issued to JuvVentures (UK) Limited (“JuvVentures”), a wholly owned subsidiary of Juvenescence, 29,388,888 shares of AgeX common stock, par value $0.0001 per share (“Common Stock”), upon the automatic conversion of 211,600 shares of AgeX Series A Preferred Stock and 20,611,111 shares of Common Stock upon the upon the automatic conversion of 148,400 shares of AgeX Series B Preferred Stock held by JuvVentures (the “Conversion”). The shares of Common Stock were issued in the Conversion without registration under the Securities Act of 1933, as amended, in reliance upon an exemption pursuant to Section 3(a)(9) thereof.

Item 5.01 Changes in Control of Registrant.

The information disclosed in Item 3.02 of this Report is incorporated into this Item by reference. Based on information reported by Juvenescence in an amendment to its Schedule 13D filed with the SEC on February 5, 2024, as a result of the Conversion, Juvenescence, through JuvVentures, holds of record 66,447,499 issued and outstanding shares of Common Stock, representing 75.6% of the shares of Common Stock issued and outstanding as of the close of business on February 1, 2024, without taking into account additional shares of Common Stock that Juvenescence may acquire through the conversion of certain outstanding indebtedness and the exercise of certain outstanding Common Stock purchase warrants that Juvenescence holds. Prior to the Conversion, Juvenescence was already deemed to have beneficially owned the shares of Common Stock issuable in connection with the Conversion, and Juvenescence reported beneficially owning those shares of Common Stock in its Schedule 13D prior to the Conversion such that the Conversion did not result in a change in Juvenescence’s beneficial ownership of Common Stock. However, because the number of issued and outstanding shares of Common Stock held of record by JuvVentures and beneficially owned by Juvenescence following the Conversion exceeds 50% of all issued and outstanding shares of Common Stock, Juvenescence now has voting power over a majority of the outstanding shares of the Common Stock, and a change of control of AgeX may be deemed to have occurred as a result of the Conversion.

As a controlling stockholder holding more than 50% of the outstanding shares of Common Stock through its subsidiary JuvVentures, Juvenescence has the power to elect all members of AgeX’s board of directors (the “Board of Directors”) and to approve or reject all matters submitted for stockholder approval by the Board of Directors, by Juvenescence as a stockholder, or by other stockholders, including, but not limited to: equity compensation plans for employees, officers, and directors; mergers, acquisitions, and consolidations; sales of AgeX assets; and amendments of AgeX’s certificate of incorporation and bylaws, including all matters that AgeX plans to submit to AgeX stockholders for approval (the “Stockholder Matters”) at a special meeting of stockholders to be called pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) between AgeX, Serina Therapeutics, Inc., an Alabama corporation (“Serina”), and Canaria Transaction Corporation, an Alabama corporation and wholly owned subsidiary of AgeX (“Merger Sub”). Concurrently with the execution of the Merger Agreement, Juvenescence entered into a support agreement in favor of Serina, providing, among other things, that Juvenescence will vote all of its shares of Common Stock: (i) in favor of adopting the Merger Agreement and approving the proposed merger of Merger Sub with and into Serina, with Serina surviving as a wholly owned subsidiary of AgeX (the “Merger”) and the Stockholder Matters, and the other transactions and actions contemplated by the Merger Agreement (together with the Merger, the “Contemplated Transactions”); (ii) against any proposal made in opposition to, or in competition with, the Merger Agreement or the merger; and (iii) against any acquisition proposal involving a third party other than Serina. If the Merger is consummated in accordance with the terms of the Merger Agreement, immediately following the Merger, equity holders of Serina immediately prior to the closing of the Merger are expected to own approximately 75% of the outstanding shares of Common Stock of AgeX, and equity holders of AgeX immediately prior to the closing of the Merger are expected to own approximately 25% of the outstanding shares of Common Stock of AgeX, in each case, on a pro forma fully diluted basis, subject to certain assumptions and exclusions, including the actual closing price of Common Stock being equal to or greater than $12.00 per share (on a post-reverse stock split basis), giving effect to a proposed reverse stock split and excluding the impact of a proposed warrant dividend. Accordingly, it is expected that the shares of Common Stock now beneficially owned by Juvenescence would represent substantially less than 50% of the outstanding shares of Common Stock immediately after the Merger as a result of the issuance of shares of Common Stock to securities holders of Serina pursuant to the Merger Agreement.

Presently, one member of the Board of Directors, Gregory H. Bailey, is a director of Juvenescence, while a majority of our directors are “independent” directors as defined in the NYSE American Company Guide (the “Company Guide”), and the Audit Committee, Compensation Committee, and the Nominating & Corporate Governance Committee of our Board of Directors are comprised entirely of independent directors. While Juvenescence controls more than 50% of the outstanding Common Stock, AgeX will qualify as a “controlled company” as defined by the Company Guide. Being a “controlled company” will allow AgeX to exempt itself from the requirements that a majority of its directors be “independent” directors as defined in the Company Guide and that the Compensation Committee and the Nominating & Corporate Governance Committee be comprised entirely of independent directors. The exemption does not apply to the Audit Committee which must be comprised of independent directors. If AgeX were to take advantage of any or all of these exemptions available to controlled companies under the Company Guide, it would be required to disclose doing so in its annual meeting proxy statement or in its Annual Report on Form 10-K.

Item 8.01 Other Events.

In accordance with Section 9.1(b) of the Merger Agreement, on February 1, 2024, AgeX provided a written notice to Serina that extended by 60 calendar days the date by which the Contemplated Transactions must be consummated before unilateral termination becomes available to AgeX or Serina (the “End Date”).

The End Date was extended from February 29, 2024 to April 29, 2024.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding the repayment date of the Secured Note, AgeX’s plans to submit matters to AgeX stockholders for approval at a special meeting of stockholders, AgeX’s qualification as a controlled company and related effects, the anticipated completion and effects of the proposed merger and related timing, pro forma descriptions of the combined company, Serina’s and the combined company’s planned preclinical and clinical programs, including planned clinical trials, the potential of Serina’s product candidates, the anticipated cash expected from warrant exercises and the ability for proceeds to fund the operations of the combined company for as long as anticipated, the expected trading of the combined company’s stock on the NYSE American under the ticker symbol “SER”, management of the combined company and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. All forward-looking statements are based on assumptions or judgments about future events and economic conditions that may or may not be correct or necessarily take place and that are by their nature subject to significant risks, uncertainties and contingencies. You are cautioned not to place undue reliance on these forward-looking statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Statements that contain words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. With respect to the merger, these risks and uncertainties include: the possibility that stockholders of AgeX or Serina may not approve the merger; one or more conditions to consummating the merger may not be satisfied; one or more material agreements that may be entered into in connection with the merger may be terminated by a party to the agreement; AgeX or the combined company may be unable to obtain approval to list on the NYSE American the shares of AgeX common stock expected to be issued pursuant to the merger; and the closing of the merger might be delayed or not occur at all. In addition, the merger could cause AgeX to face additional risks, including risks associated with conducting and financing Serina’s current or future research and product development programs, including risks that those research and development programs will not result in the development of products or technologies with the desired clinical utility, benefits, or market acceptance; risks associated with conducting clinical trials of Serina product candidates and obtaining Food and Drug Administration or other regulatory approvals to market product candidates, including risks with respect to the timing of initiation of Serina’s planned clinical trials, the timing of the availability of data or other results from clinical trials, and the timing of any planned investigational new drug application or new drug application; risks associated with the combined company’s ability to identify additional products or product candidates with significant commercial potential; risks associated with AgeX’s, Serina’s or the combined company’s ability to protect its intellectual property position; product liability risks; the risk that the cash balance of the combined company following the closing of the merger will be lower than expected or reduced; the risk that the combined company’s anticipated sources and related timing of financing following the closing of the merger will not provide proceeds necessary to fund the operations of the combined company for as long as anticipated; the risk that the transactions contemplated by the Side Letter entered into by AgeX, Serina and Juvenescence on August 29, 2023 are not completed in a timely manner or at all; risks associated with AgeX’s or Serina’s estimates regarding future revenue, expenses, capital requirements, and need for additional financing following the merger; risks associated with the ability of AgeX and the combined company to remain listed on the NYSE American; the risk that products may not be successfully commercialized or that the combined company might not otherwise be able to generate sufficient revenues to operate at a profit; potential adverse changes to business or employee relationships, including those resulting from the announcement or completion of the merger; the risk that changes in AgeX’s capital structure, management, business, and governance following the merger could have adverse effects on the market value of its common stock; the ability of AgeX and Serina to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers; risks associated with Serina’s or the combined company’s ability to successfully collaborate with Serina’s existing collaborators or enter into new collaborations, or to fulfill its obligations under any such collaboration agreements; risks associated with the combined company’s commercialization, marketing and manufacturing capabilities and strategy; the risk that pursuing and completing the merger and related transactions could distract AgeX and Serina management from their respective ongoing business operations or cause AgeX and Serina to incur substantial costs; risks associated with competition and developments in the industry in which the combined company will operate; the impact of world health events, including the COVID-19 pandemic and any related economic downturn; the risk of changes in governmental regulations or enforcement practices; AgeX’s and Serina’s ability to meet guidance, market expectations, and internal projections; the impact of AgeX stockholders having their percentage ownership interests in AgeX reduced by the issuance of AgeX common stock to Serina stockholders in the merger and by the issuance of shares of AgeX common stock upon the exercise of Post-Merger Warrants by Juvenescence, and other important factors that could cause actual results to differ materially from those projected or expected by AgeX management or stockholders. The effects of such factors are difficult to predict and may be beyond AgeX’s or Serina’s control.

New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in AgeX’s periodic reports filed with the U.S. Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that AgeX may make with the SEC. Forward-looking statements included in this communication are based on information available to AgeX and Serina as of the date of this communication. Undue reliance should not be placed on these forward-looking statements that speak only as of the date they are made, and except as required by law, AgeX and Serina each disclaims any intent or obligation to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed business combination transaction between AgeX and Serina, AgeX filed a registration statement on Form S-4/S-1 with the SEC on November 14, 2023, as amended on January 16, 2024 (as amended, the “Form S-4/S-1”). The Form S-4/S-1 contains a preliminary proxy statement/prospectus of AgeX and a preliminary information statement of Serina (the “Preliminary Proxy Statement/Prospectus/Information Statement”). The Preliminary Proxy Statement/Prospectus/Information Statement is not final and may be further amended. AGEX URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGEX, SERINA AND THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Form S-4 and other documents filed by AgeX with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Form S-4 and other documents filed by AgeX with the SEC by contacting Andrea Park by email at apark@agexinc.com. Investors and stockholders are urged to read the Form S-4, including the proxy statement / prospectus contained therein, and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

AgeX and Serina, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about AgeX’s directors and executive officers is included in AgeX’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, in the proxy statement for AgeX’s 2023 annual meeting of stockholders, filed with the SEC on November 7, 2023, as supplemented by the supplement to the proxy statement for AgeX’s 2023 annual meeting of stockholders, filed with the SEC on November 14, 2023, and in AgeX’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2023, filed with the SEC on November 14, 2023. Additional information regarding these persons and their interests in the transaction are included in the Preliminary Proxy Statement/Prospectus/Information Statement. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication relates to a proposed business combination transaction between AgeX and Serina. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the proposed business combination transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this communication in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEX THERAPEUTICS, INC.

Date: February 6, 2024	By:	/s/ Andrea E. Park
Chief Financial Officer